UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	January 17, 2006

Annuity and Life Re (Holdings), Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	1-16561	66-0619270

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cumberland House, 1 Victoria Street, Hamilton, Bermuda	HM 11

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(441) 296-7667

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Definitive Material Agreement.
     On August 10, 2005, Annuity and Life Reassurance America, Inc. and Annuity and Life Reassurance, Ltd. (collectively, the “Annuity Subsidiaries”), each a direct or indirect wholly owned operating subsidiary of Annuity and Life Re (Holdings), Ltd. (“Annuity”), entered into a Master Agreement (the “Master Agreement”) with Prudential Select Life Insurance Company of America (which has subsequently been renamed Wilton Reassurance Company) and Wilton Reinsurance Bermuda Limited (collectively, the “Wilton Subsidiaries”), each a direct or indirect wholly owned operating subsidiary of Wilton Re Holdings, Ltd. The Master Agreement provided for the novation to or 100% coinsurance by the Wilton Subsidiaries of all of the Annuity Subsidiaries’ life and annuity reinsurance treaties identified in the Master Agreement (the “Treaties”), effective as of June 30, 2005 (the “Effective Date”).
     As discussed in Item 2.01 below, the transactions contemplated by the Master Agreement were consummated on January 17, 2006 (the “Closing Date”). Because the Annuity Subsidiaries and the Wilton Subsidiaries did not obtain the consent of the counterparties to certain Treaties, which would have allowed those Treaties to be novated to the appropriate Wilton Subsidiary, on the Closing Date, the appropriate Annuity Subsidiary and Wilton Subsidiary entered into Coinsurance Agreements (the “Coinsurance Agreements”) providing for the 100% indemnity coinsurance of such Treaties, effective as of the Effective Date. Approximately $1.1 billion of the Annuity Subsidiaries’ life insurance in force as of the Effective Date has been 100% reinsured through the Coinsurance Agreements.
     As a result of entering into a 100% indemnity coinsurance arrangement covering the Treaties that were not novated, the Annuity Subsidiaries continue to be bound, as reinsurers, by the original Treaties with the primary insurer. The appropriate Wilton Subsidiary is, in turn, subject to the terms and conditions of the applicable Coinsurance Agreement, obligated to reimburse the appropriate Annuity Subsidiary for any payments made under a coinsured Treaty. In addition, the Coinsurance Agreements provide that, beginning on the Transition Date (as defined below), the Wilton Subsidiaries will provide all administrative and management services necessary to administer and manage the Treaties covered by the Coinsurance Agreements, as well as any associated ancillary agreements or retrocession agreements.
     The Master Agreement requires the Annuity Subsidiaries and the Wilton Subsidiaries to continue to use commercially reasonable efforts to obtain the consent of each counterparty to each of the Treaties that was not novated to allow the novation of such Treaties to the Wilton Subsidiaries. To the extent a Treaty is novated to the Wilton Subsidiaries after the Closing Date, it would no longer be covered by the Coinsurance Agreements.
     For additional information regarding the closing of the transactions contemplated by the Master Agreement, please see Item 2.01.

Item 2.01.	Completion of Acquisition or Disposition of Assets.
     As noted in Item 1.01 above, on the Closing Date, the Annuity Subsidiaries and the Wilton Subsidiaries consummated the transactions contemplated by the Master Agreement, effective as of the Effective Date. As a result, each of the Treaties has been novated to, or coinsured by, the Wilton Subsidiaries. The Treaties comprised all of the Annuity Subsidiaries’ remaining reinsurance treaties as of the Closing Date.
     At the closing, the Annuity Subsidiaries transferred to the Wilton Subsidiaries the rights to certain funds withheld by ceding companies that, at the Effective Date, had a value of approximately $58.4 million. Further, the Annuity Subsidiaries transferred to the Wilton Subsidiaries certain investment assets that had been purchased following the execution of the Master Agreement for approximately $32.6 million, as well as cash in the net amount of approximately $547,000. In addition, pursuant to the terms of the Master Agreement, within five business days following the Closing Date, the Annuity Subsidiaries shall calculate the cash flows arising from the Treaties and the earnings on the invested assets transferred to the Wilton Subsidiaries between the Effective Date and the Closing Date. If such cash flows are positive, such positive amount will be paid to the Wilton Subsidiaries. If such cash flows and earnings are negative, the negative of that amount will be credited to the Annuity Subsidiaries.
     Pursuant to the terms of the Master Agreement and a supplemental letter agreement entered into between the Annuity Subsidiaries and the Wilton Subsidiaries, between the Closing Date and March 15, 2006 (the “Transition Date”), the Annuity Subsidiaries will continue to administer the Treaties in a manner consistent with current practices. The Wilton Subsidiaries will pay the Annuity Subsidiaries a fee of $30,000 per month for these administration services and will reimburse the Annuity Subsidiaries to the extent that the cost of any approved third party engaged to provide such services exceeds the $30,000 fee.
     The Master Agreement also includes mutual indemnification provisions covering, among other things, all costs and expenses arising or resulting from any breach of any representation or warranty, any breach of any covenant and certain excluded liabilities. Neither the Annuity Subsidiaries nor the Wilton Subsidiaries will have any liability for indemnification with respect to losses relating to breaches of representations or warranties under the Master Agreement, unless and until the total of all such losses exceeds $25,000, and then only for the amount by which such losses exceed $25,000. The total liability for losses relating to breaches of representations or warranties under the Master Agreement shall not exceed $2,000,000 in the aggregate for the Annuity Subsidiaries, on the one hand, or the Wilton Subsidiaries, on the other hand. In order to secure their indemnification obligations under the Master Agreement, each of the Annuity Subsidiaries is required to maintain statutory capital and surplus of at least $2,000,000 for 18 months following the Closing Date, and Annuity has agreed not to take any action that would reduce the statutory capital and surplus of the Annuity Subsidiaries below such levels.
     For a discussion of the pro forma impact of the transactions contemplated by the Master Agreement, please see Item 9.01.

Item 9.01.	Financial Statements and Exhibits.
          (a) Not applicable.
          (b) Pro Forma Financial Information.
     The following unaudited pro forma consolidated financial statements are presented for informational purposes to show the effect of the transactions with the Wilton Subsidiaries described in Items 1.01 and 2.01 of this Form 8-K. The pro forma information presented is based on assumptions and includes adjustments as explained in the notes to the unaudited pro forma consolidated financial statements. The unaudited pro forma information presented does not include any adjustments to reflect transaction costs or the cost of severance payments to Annuity’s former Chief Executive Officer of approximately $1.16 million.
     The unaudited pro forma condensed consolidated balance sheet as of September 30, 2005 is intended to demonstrate how Annuity’s unaudited condensed consolidated balance sheet would have looked had the transactions with the Wilton Subsidiaries been consummated on September 30, 2005. The unaudited pro forma condensed consolidated balance sheet is presented as of September 30, 2005 and reflects the novation to the Wilton Subsidiaries of 21 Treaties and the coinsurance by the Wilton Subsidiaries of 8 Treaties, pursuant to the Master Agreement. The Company can offer no estimate as to how many of the ceding companies under the Treaties coinsured by the Wilton Subsidiaries pursuant to the Coinsurance Agreements will ultimately consent to the novation of the treaties to the Wilton Subsidiaries.
Annuity and Life Re (Holdings), Ltd.
Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2005
(Unaudited and in U.S. Dollars)

	Reported	Adjustments		Pro Forma
Assets
Cash & invested assets	$92,899,685	$(32,490,788	)(A)	$60,408,897
Funds withheld at interest	50,962,885	(50,962,885	)(B)	—
Accrued investment income	677,662			677,662
Receivable for reinsurance ceded	77,016,411	1,237,429	)(C)	78,253,840
Other reinsurance receivables	3,021,878	(2,586,522	)(D)	435,356
Deferred policy acquisition costs	5,592,316	(5,592,316	)(E)	—
Other assets	401,850			401,850

Total assets	$230,572,687	$(90,395,082)		$140,177,605

Liabilities
Reserves for future policy benefits	$103,758,582	$(24,626,061	)(F)	$79,132,521
Interest sensitive contracts liability	50,691,337	(50,691,337	)(G)	—
Other reinsurance liabilities	13,202,482	(5,767,747	)(H)	7,434,735
Accounts payable and accrued expenses	2,867,363	(49,145	)(I)	2,818,218

Total liabilities	$170,519,764	$(81,134,290)		$89,385,474
Stockholders’ Equity
Total Stockholders’ Equity	$60,052,923	$(9,260,792	)(J)	$50,792,131

Total Liabilities and Stockholders’ Equity	$230,572,687	$(90,395,082)		$140,177,605

(A)	To record the transfer of cash and invested assets to the Wilton Subsidiaries.

(B)	To record the transfer of Funds withheld at interest to the Wilton Subsidiaries.

(C)	To record ceded benefit reserves related to reinsurance agreements transferred to the Wilton Subsidiaries.

(D)	To record the transfer of premiums receivable related to the life reinsurance agreements novated to the Wilton Subsidiaries.

(E)	To write-off the Deferred policy acquisition costs associated with the Treaties novated to the Wilton Subsidiaries and to record Deferred policy acquisition costs related to life reinsurance agreements coinsured by the Wilton Subsidiaries.

(F)	To record the transfer of benefit reserves associated with the life reinsurance agreements novated to the Wilton Subsidiaries.

(G)	To record the transfer of Interest sensitive contracts liabilities associated with the annuity reinsurance agreement novated to one of the Wilton Subsidiaries.

(H)	To record the transfer of Other reinsurance liabilities associated with the life reinsurance agreements novated to the Wilton Subsidiaries.

(I)	To record the transfer of excise tax payable associated with the life reinsurance agreements novated to the Wilton Subsidiaries.

(J)	To record to net effect of the novation and coinsurance transactions with the Wilton Subsidiaries in Stockholders’ equity.
     The unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2005 adjusts the reported GAAP statement of operations by assuming that (1) the effective date of the transactions with the Wilton Subsidiaries was January 1, 2005, and (2) there was no gain or loss from the transactions with the Wilton Subsidiaries. No attempt has been made to estimate the impact of the aforementioned adjustments on cash flow for the periods presented, on net investment income earned on assets transferred to third parties in connection with the novated life reinsurance agreements or on operating expenses. The unaudited pro forma information presented below is not necessarily indicative of the financial results that would have been attained had the transactions occurred on the dates referenced above and should not be viewed as indicative of operations in future periods.
Annuity & Life Re (Holdings) Ltd.
Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2005
(Unaudited and in U.S. Dollars)

		Wilton
		Transaction
	Reported	Adjustments		Pro Forma
Revenues
Net premiums	$12,001,008	$(11,325,272	)(A)	$675,736
Investment income, net of related expenses	4,806,689	(1,938,486	)(B)	2,868,203
Net realized investment gains	500,650	—		500,650
Net change in fair value of embedded derivatives	1,105,853	(1,105,853	)(C)	—
Surrender fees and other revenues	94,887	(94,887	)(D)	—

Total Revenues	$18,509,087	$(14,464,498)		$4,044,589

Benefits and Expenses
Claims and policy benefits	$10,781,404	$(12,675,325	)(E)	$(1,893,921)
Interest credited to interest sensitive products	985,614	(985,614	)(F)	—
Policy acquisition costs and other insurance expenses	3,079,459	(2,370,965	)(G)	708,494
Operating expenses	7,599,723	—		7,599,723

Total Benefits and Expenses	$22,446,200	$(16,031,904)		$6,414,296

Loss before cumulative effect of a change in accounting principal	$(3,937,113)	$1,567,406		$(2,369,707)
Cumulative effect of a change in accounting principal	—	—		—

Net Loss	$(3,937,113)	$1,567,406		$(2,369,707)

Loss per common share before cumulative effect of change in accounting principal per common share:
Basic	$(0.16)	$0.06		$(0.09)

		Wilton
		Transaction
	Reported	Adjustments	Pro Forma
Diluted	$(0.16)	$0.06	$(0.09)
Cumulative effect of a change in accounting principal per common share:
Basic	$—		$—
Diluted	$—		$—
Net loss per common share:
Basic	$(0.16)	$0.06	$(0.09)
Diluted	$(0.16)	$0.06	$(0.09)

(A)	To reflect reduced Premiums as if the life reinsurance treaties novated to or coinsured by the Wilton Subsidiaries did not exist during the first nine months of 2005.

(B)	To reflect reduced Net investment income as if the annuity reinsurance treaty novated to one of the Wilton Subsidiaries did not exist during the first nine months of 2005.

(C)	To reflect no embedded derivative as if the annuity reinsurance treaty novated to one of the Wilton Subsidiaries did not exist during the first nine months of 2005.

(D)	To reflect reduced Surrender fees as if the annuity reinsurance treaty novated to one of the Wilton Subsidiaries did not exist during the first nine months of 2005.

(E)	To reflect reduced Claim and Policy Benefits as if the life reinsurance treaties novated to or coinsured by the Wilton Subsidiaries did not exist during the first nine months of 2005.

(F)	To reflect reduced Interest credited to interest sensitive products as if the annuity reinsurance treaty novated to one of the Wilton Subsidiaries did not exist during the first nine months of 2005.

(G)	To reflect reduced Policy acquisition costs and other insurance expenses as if the Treaties novated to or coinsured by the Wilton Subsidiaries did not exist during the first nine months of 2005.
     The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2004 adjusts the reported GAAP statement of operations by assuming that (1) all of Annuity’s novation, recapture and termination transactions that had effective dates in 2004 occurred on January 1, 2004 (which removes from reported net (loss) the actual performance for each agreement through its novation, recapture or termination date), (2) the effective date of the transactions with the Wilton Subsidiaries was January 1, 2004, and (3) there was no gain or loss from the transactions with the Wilton Subsidiaries. No attempt has been made to estimate the impact of the aforementioned adjustments on cash flow for the periods presented, on net investment income earned on assets transferred to third parties in connection with the novated and coinsured life reinsurance agreements or on operating expenses. The unaudited pro forma information presented below is not necessarily indicative of the financial results that would have been attained had the transactions occurred on the dates referenced above and should not be viewed as indicative of operations in future periods.
Annuity and Life Re (Holdings), Ltd.
Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2004
(Unaudited and in U.S. Dollars)

							Pro Forma
							(as adjusted
							for the 2004
				Pro Forma	Adjustments		transactions
		Adjustments		(as adjusted	(for the		and the
		(for the 2004		for the 2004	Wilton		Wilton
	Reported	transactions)		transactions)	transaction)		transaction)
Revenues
Net premiums	$48,297,706	$(30,325,348	)(A)	$17,972,358	$(15,898,984	)(H)	$2,073,374
Investment income, net of related expenses	21,697,563	(13,439,098	)(B)	8,258,465	(2,923,139	)(I)	5,335,326
Net realized investment gains	439,536	—		439,536			439,536
Net change in fair value of embedded derivatives	2,181,070	—		2,181,070	(2,181,070	)(J)	—
Surrender fees and other revenues	4,475,691	(4,257,721	)(C)	217,970	(217,970	)(K)	—

Total Revenues	$77,091,566	$(48,022,167)		$29,069,399	$(21,221,163)		$7,848,237

Benefits and Expenses
Claims and policy benefits	$14,101,129	(306,552	)(D)	$13,794,577	(13,990,062	)(L)	(195,485)
Interest credited to interest sensitive products	5,399,460	(3,530,883	)(E)	1,868,577	(1,868,577	)(M)	—
Policy acquisition costs and other insurance expenses	110,922,948	(105,602,277	)(F)	5,320,671	(3,987,088	)(N)	1,333,583
Operating expenses	14,628,524	—		14,628,524			14,628,524

Total Benefits and Expenses	$145,052,061	(109,439,712)		$35,612,349	$(19,845,727)		$15,766,622

						Pro Forma
						(as adjusted
						for the 2004
				Pro Forma	Adjustments	transactions
		Adjustments		(as adjusted	(for the	and the
		(for the 2004		for the 2004	Wilton	Wilton
	Reported	transactions)		transactions)	transaction)	transaction)
Loss before cumulative effect of a change in accounting principal	$(67,960,495)	61,417,545		$(6,542,950)	$(1,375,436)	$(7,918,386)
Cumulative effect of a change in accounting principal	(365,960)	365,960	(G)	—	—	—

Net Loss	$(68,326,455)	$61,783,505		$(6,542,950)	$(1,375,436)	$(7,918,386)

Loss per common share before cumulative effect of change in accounting principal per common share:
Basic	$(2.63)	$2.38		$(0.25)	$(0.05)	$(0.31)
Diluted	$(2.63)	$2.38		$(0.25)	$(0.05)	$(0.31)
Cumulative effect of a change in accounting principal per common share:
Basic	$(0.01)	$0.01		$0.00	$0.00	$0.00
Diluted	$(0.01)	$0.01		$0.00	$0.00	$0.00
Net loss per common share:
Basic	$(2.64)	$2.39		$(0.25)	$(0.05)	$(0.31)
Diluted	$(2.64)	$2.39		$(0.25)	$(0.05)	$(0.31)

(A)	To reflect reduced Premiums as if the Scottish Re Limited (“Scottish Re”) and Fidelity and Guaranty Life Insurance Company (“F&G”) life reinsurance agreements novated to Transamerica Occidental Life Insurance Company (“Transamerica”) and as if the guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) agreement recaptured by Connecticut General Life Insurance Company (“CIGNA”) did not exist in 2004

(B)	To reflect reduced Net investment income as if the Transamerica annuity agreement did not exist in 2004.

(C)	To reflect reduced Surrender fees and other revenues as if the Transamerica annuity agreement did not exist in 2004.

(D)	To reflect reduced Claim and Policy Benefits as if the Scottish Re and F&G life reinsurance agreements novated to Transamerica and as if the GMDB/ GMIB agreement recaptured by CIGNA did not exist in 2004.

(E)	To reflect reduced Interest credited to interest sensitive products as if the Transamerica annuity agreement did not exist in 2004. Includes the release of interest sensitive contracts liability net of funds withheld at interest and the termination premium of $14,000,000 paid to Transamerica in consideration of the termination of this agreement as of December 1, 2004.

(F)	To reflect reduced Policy acquisition costs and other insurance expenses as if the Transamerica annuity agreement, the Scottish Re and F&G life reinsurance agreements novated to Transamerica and the GMDB/ GMIB agreement recaptured by CIGNA did not exist in 2004. Includes the write down of deferred acquisition costs of approximately $63,100,000 associated with the termination of the Transamerica annuity agreement and approximately $24,900,000 associated with the novation of Scottish Re and F&G life agreements as of December 31, 2004.

(G)	To reflect the reversal of the application of SOP 03-1 to the GMDB/ GMIB agreement recaptured by CIGNA and the Transamerica annuity agreement as if those agreements did not exist in 2004.

(H)	To reflect reduced Premiums as if the life reinsurance agreements novated to or coinsured by Wilton did not exist in 2004.

(I)	To reflect reduced Net investment income as if the annuity reinsurance agreement novated to one of the Wilton Subsidiaries did not exist in 2004.

(J)	To reflect no embedded derivative as if the annuity reinsurance treaty novated to one of the Wilton Subsidiaries did not exist in 2004.

(K)	To reflect reduced Surrender fees as if the annuity reinsurance agreement novated to one of the Wilton Subsidiaries did not exist in 2004.

(L)	To reflect reduced Claim and Policy Benefits as if the life reinsurance agreements novated to or coinsured by the Wilton Subsidiaries did not exist in 2004.

(M)	To reflect reduced Interest credited to interest sensitive products as if the annuity reinsurance agreement novated to one of the Wilton Subsidiaries did not exist during in 2004.

(N)	To reflect reduced Policy acquisition costs and other insurance expenses as if the Treaties novated to or coinsured by the Wilton Subsidiaries did not exist in 2004.
          (c) Not applicable.
          (d) Exhibits.
          10.1* Coinsurance Agreement between Annuity and Life Reassurance America, Inc. and Wilton Reassurance Company (formerly known as Prudential Select Life Insurance Company of America), dated January 17, 2006.
          10.2* Coinsurance Agreement between Annuity and Life Reassurance, Ltd. and Wilton Reinsurance Bermuda Limited, dated January 17, 2006.
*Exhibits and schedules omitted. The registrant will furnish a supplementary copy of any omitted exhibit or schedule to the SEC upon request.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANNUITY AND LIFE RE (HOLDINGS), LTD.
Date: January 18, 2006	By:	/s/ John W. Lockwood
John W. Lockwood
Chief Financial Officer

Exhibit Index
          10.1* Coinsurance Agreement between Annuity and Life Reassurance America, Inc. and Wilton Reassurance Company (formerly known as Prudential Select Life Insurance Company of America), dated January 17, 2006.
          10.2* Coinsurance Agreement between Annuity and Life Reassurance, Ltd. and Wilton Reinsurance Bermuda Limited, dated January 17, 2006.
*Exhibits and schedules omitted. The registrant will furnish a supplementary copy of any omitted exhibit or schedule to the SEC upon request.